UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) January 21, 2016

ESCALADE, INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

Indiana

(State or Other Jurisdiction of Incorporation)

0-6966	13-2739290
(Commission File Number)	(IRS Employer Identification No.)

817 Maxwell Avenue, Evansville, Indiana	47711
(Address of Principal Executive Offices)	(Zip Code)

(812) 467-1251

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Escalade’s wholly owned subsidiary, Indian Industries, Inc. has acquired substantially all of the business and assets of Triumph Sports USA, Inc.’s business. This asset acquisition is not material to Escalade as it does not involve a significant amount of assets for financial reporting purposes.

On January 21, 2016 Escalade issued the press release attached as Exhibit 99.1 announcing the Triumph acquisition.

Escalade also amended its existing credit facilities, which included an increase in the available amount of credit under its term loan and revolving credit facilities. Escalade will file a separate Form 8-K containing additional information about the amendment.

Item 9.01 Financial Statements and Exhibits

(c)	Exhibits

Exhibit	Description
99.1	Press release dated January 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Escalade, Incorporated has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2016	ESCALADE, INCORPORATED

By: /s/ STEPHEN R. WAWRIN
Stephen R. Wawrin, Vice President and Chief Financial Officer

2